UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2018

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01  Regulation FD Disclosure.*

FS Bancorp, Inc.'s Chief Executive Officer Joseph C. Adams, Chief Financial Officer Matthew D. Mullet, Chief Risk Officer Erin Burr and Chief Human Resources and WOW! Officer, Executive Vice President Victoria Jarman will be meeting with investors at the D.A. Davidson West Coast Bank Tour in Seattle, Washington that is being held on Wednesday, August 22, 2018.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits
   The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

Exhibit No.	Description
99.1	FS Bancorp, Inc. Investor Materials

*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of FS Bancorp, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2018	FS BANCORP, INC.

/s/ Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer (Principal Financial and Accounting Officer)